                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               __________________


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 4, 2001
                                                          -------------


                      NorthPoint Communications Group, Inc.
                   --------------------------------------------
                          (Exact Name of Registrant as
                             Specified in Charter)



    Delaware                                                     52-2147716
 --------------                                             -------------------
(State or Other                                             (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                               5858 Horton Street
                              Emeryville, CA 94608
                          ---------------------------
                             (Address of Principal
                               Executive Offices)


                                (510) 450-7300
                          ---------------------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 5.   Other Events.
          -------------

          On April 4, 2001, NorthPoint Communications Group, Inc., NorthPoint Communications, Inc., NorthPoint Communications of Virginia, Inc. and NorthPoint International, Inc., debtors-in-possession, in chapter 11 cases No. 01-30127 (Jointly Administered), filed a monthly operating report for the month of February 2001 with the United States Bankruptcy Court for the Northern District of California, San Francisco division, a copy of which is filed herewith as
Exhibit 99.1. The Company is filing this Current Report on Form 8-K, together with Exhibit 99.1, with the Securities and Exchange Commission.

          On March 30, 2001, Robert Dahl, Michael Fitzpatrick, Reed E. Hundt, Michael W. Malaga, Andrew Rachleff and J. Peter Wagner resigned from the board of directors of NorthPoint Communications Group, Inc. Frank D. Yeary resigned from the board of directors of NorthPoint Communications Group, Inc. on February 28, 2001.

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

ITEM 7.   Exhibits.
          ---------


     7(c) Exhibits
          --------

     *    99.1    Chapter 11 Monthly Operating Report for February 2001 filed by
                  NorthPoint Communications Group, Inc., NorthPoint
                  Communications, Inc., NorthPoint Communications of Virginia,
                  Inc. and NorthPoint International, Inc., debtors-in-possession, in chapter 11 cases No. 01-30127 (Jointly
                  Administered), filed with the United States Bankruptcy Court for the Northern District of California, San Francisco division.

     ___________________________

*    Filed herewith.

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                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NorthPoint Communications Group, Inc.



Date:  April 4, 2001                    By: [/s/ Elizabeth A. Fetter]
                                            ---------------------------------
                                        Elizabeth A. Fetter
                                        Chief Executive Officer and President


NOTE: The numbers included in this Monthly Operating Report are unaudited and the listed market value represents the book value of the assets and does not reflect any valuation adjustment from the proposed sale by the debtor and its affiliates of a majority of their assets to AT&T Corp.

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